UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2012

ASTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bonuses for Certain Executive Officers

On March 7, 2012, the Astex Pharmaceuticals Compensation Committee approved cash bonus awards to certain of the executive officers of the company for their performance in calendar year 2011.  The approved cash bonuses are as follows:

Name and Position	Bonus
Mohammad Azab, M.D Chief Medical Officer	$225,000
Michael Molkentin Chief Financial Officer	$188,000
Harren Jhoti, Ph.D President	£184,516 (Approx. $286,000)
Martin Buckland Chief Business Officer	£107,097 (Approx. $166,000)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEX PHARMACUETICALS, INC.

By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer

Date: March 13, 2012